SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a party other than the Registrant   ☐
Check the appropriate box:
☐ Preliminary proxy statement  (as permitted by Rule 14a—6(e)(2))

☐	Confidential, For Use of the Commission Only
☒	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material under Rule 14a-12

IMPACT MEDICAL SOLUTIONS, INC.

(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

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IMPACT MEDICAL SOLUTIONS, INC.
17011 Beach Boulevard, Suite 900
Huntington Beach, CA 92647

May 18, 2009
Dear Stockholders:

We cordially invite you to attend our 2009 Annual Meeting of Stockholders.  The meeting will be held on Friday, June 12, 2009 at 10:00 a.m. (EST) at the Delta Centre-Ville hotel, 777 rue University, Montreal, Quebec, H3C 3Z7, Canada. We have enclosed the Notice of the 2009 Annual Meeting of Stockholders, the Proxy Statement, a proxy card, a postage prepaid return envelope and a copy of our Annual Report on Form 10-K for the year ended December 31, 2008 as filed with the Securities and Exchange Commission.

At the meeting, you will be asked to elect five directors and to ratify our selection of Farber Hass Hurley LLP as our independent auditors for the year ending December 31, 2009.  We will also report on our performance in 2008 and answer your questions regarding Impact Medical Solutions.

Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting.  Therefore, we urge you to complete, sign, date and return the enclosed proxy card by June 5, 2009 even if you plan to attend the meeting.

We look forward to seeing you at the meeting.

Sincerely,

Wayne D. Cockburn
Chief Executive Officer

IMPACT MEDICAL SOLUTIONS, INC.
17011 Beach Boulevard, Suite 900
Huntington Beach, CA 92647

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on June 12, 2009

TO OUR STOCKHOLDERS:

Notice is hereby given to the holders of Common Stock of Impact Medical Solutions, Inc. that the 2009 Annual Meeting of Stockholders will be held on Friday, June 12, 2009, at 10:00 a.m. (EST) at the Delta Centre-Ville hotel, 777 rue University, Montreal, Quebec, H3C 3Z7, Canada.

At the Annual Meeting we will ask you to:

1.
Elect five directors to serve for a term of one year and until their successors are elected and qualified.  The persons nominated by the board of directors (George Angelidis, Mark Billings, Wayne D. Cockburn, Craig Lunsman and Donald W. Paterson) are described in the accompanying Proxy Statement;

2.	Ratify our selection of Farber Hass Hurley LLP as our independent auditors for the year ending December 31, 2009; and

3.	Transact any other business that may properly be presented at the meeting.

If you owned Common Stock of Impact Medical Solutions, Inc. on April 14, 2009, the record date, you are entitled to attend and vote at the Annual Meeting.  A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.

By Order of the Board of Directors,
May 18, 2009	Wayne D. Cockburn Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON JUNE 12, 2009

This Proxy Statement, along with the proxy card, and our Annual Report to Stockholders, which includes our Form 10-K for the year ended December 31, 2008 as filed with the Securities and Exchange Commission are available at our website,  www.itechmedical.com.

THE PROMPT RETURN OF YOUR SIGNED PROXY WILL BE HELPFUL IN REDUCING EXPENSES INCIDENT TO THE COMPANY’S SOLICITATION OF PROXIES.

May 18, 2009

IMPACT MEDICAL SOLUTIONS, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To be held on Friday, June 12, 2009

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this Proxy Statement and proxy card?

We sent you this Proxy Statement and the enclosed proxy card because you own shares of Common Stock of Impact Medical Solutions, Inc. (the “Company” or “we”).  This Proxy Statement, which is furnished by our Board of Directors, provides you with information that will help you to cast your vote at the Annual Meeting.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may simply complete, sign, date and return the enclosed proxy card.

When you complete, sign, date and return the proxy card, you appoint each of Wayne D. Cockburn and Donald W. Paterson, two or our directors, as your representatives at the Annual Meeting (your proxies).  Mr. Cockburn and Mr. Paterson will vote your shares at the Annual Meeting as you have instructed them on your proxy card(s).  If an issue comes up for vote at the Annual Meeting that is not on the proxy card, Mr. Cockburn and Mr. Paterson will vote your shares, under your proxy, in accordance with their best judgment.

We began sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on or around May 18, 2009 to all stockholders entitled to vote.  Stockholders who owned Common Stock on April 14, 2009 (the record date) are entitled to vote.  On the record date, there were 20,718,466 shares of Common Stock outstanding.  The Common Stock is our only class of voting stock outstanding.

We have enclosed our Annual Report to Stockholders, which includes our Form 10-K for the year ended December 31, 2008 as filed with the Securities and Exchange Commission.  The Annual Report is not to be considered part of the soliciting materials.

What am I voting on?

We ask you to vote on the election of five directors and to ratify our selection of Farber Hass Hurley LLP as our independent auditors for the fiscal year ending December 31, 2009.  The sections entitled “Election of Directors” and “Ratification of the Selection of Independent Auditors” give you more information on these proposals.

At the time this Proxy Statement was printed, we knew of no other matters to be acted on by the stockholders at the Annual Meeting.

How many votes do I have?

You have one vote for each share of our Common Stock.

How are abstentions and broker non-votes treated?

Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for purposes of determining the presence of a quorum.  Abstentions and broker non-votes will not be counted either as a vote cast for or against in the election of directors or the ratification of the selection of the independent auditors.

How can I vote?

You may vote by mail

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.  If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR the election of the nominees for directors identified in this Proxy Statement and FOR the ratification of our selection of independent auditors.

You may vote in person at the Annual Meeting

You may attend the Annual Meeting and vote in person.  If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the Annual Meeting.  Otherwise, we cannot count your votes.

May I revoke my proxy?

If you have returned your signed proxy card, you may revoke it at any time before it is exercised.  You may revoke your proxy in any one of three ways:

•	You may send in another proxy with a later date;

•	You may notify our Secretary in writing at our corporate headquarters before the Annual Meeting that you have revoked your proxy; or

•	You may vote in person at the Annual Meeting.

How will shares I hold in street name be voted?

If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares.  Brokerage firms have authority under New York Stock Exchange rules to vote customers’ shares on certain “routine” matters, including the election of directors.  If you do not vote your proxy, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted.

We encourage you to provide instructions to your brokerage firm by voting your proxy.  This ensures your shares will be voted at the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you have more than one account at the transfer agent and/or with stockbrokers, you will receive separate proxy cards for each account.  Please sign and return all proxy cards to ensure that all your shares are voted.

How many votes may be cast at the Annual Meeting?

Based on the number of shares of Common Stock outstanding on the record date, up to 20,718,466 votes may be cast on any matter.

How many shares do you need to hold the Annual Meeting (what are the quorum requirements)?

Shares representing a majority of our outstanding votes on the record date of April 14, 2009 must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business.  This is called a quorum.  Accordingly, a quorum will be 10,359,234 shares.

Shares are counted as present at the Annual Meeting if the stockholder either:

•	is present at the Annual Meeting; or

•	has properly submitted a proxy card.

Who nominates individuals for election to the Board of Directors?

Nominations for the election of individuals to the Board of Directors may be made by the Board of Directors or by any holder of our voting stock.

How many votes must the director nominees have to be elected?

The five nominees receiving the highest number of votes will be elected as directors.  This number is called a plurality.  If you do not vote for a particular nominee, or you withhold authority to vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee.

Who pays the costs of soliciting these proxies?

We pay for distributing and soliciting proxies and reimburse brokers’, nominees’, fiduciaries’ and other custodians’ reasonable fees and expenses in forwarding proxy materials to stockholders.  Our directors, officers and regular employees may solicit proxies in person, through mail, telephone or other means.  We do not pay those individuals additional compensation for soliciting proxies.

What are the Board of Directors’ recommendations?

The Board of Directors recommends a vote FOR election of the directors named in this Proxy Statement and FOR the ratification of our selection of independent auditors. The proxy holders will vote in their discretion with respect to any other matter that properly comes before the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Our bylaws state that our Board of Directors will consist of not less than one director, with the exact number fixed from time to time by the Board or our stockholders.  Our Board of Directors has fixed the number at five as of the Annual Meeting.

The Board of Directors has nominated the following five current directors for re-election by the stockholders.  Each nominee has indicated that he is willing to serve as a director.  If any nominee is unable to serve or for good cause will not serve, Mr. Cockburn and Mr. Paterson (your proxies) may vote for another nominee proposed by the Board of Directors.  If any director resigns, dies or is otherwise unable to serve out his term, the Board of Directors may fill the vacancy until the next annual meeting.

Information about the Nominees

The following information is provided regarding the nominees:

Name	Age	Year First Elected or Appointed Director	Principal Occupation
George Angelidis	63	2003	Mr. Angelidis is an independent healthcare consultant. From 1998 until 2008, Mr. Angelidis was the President of Hospital Network, Inc. (HNI), a partnership of Michigan-based hospitals.
Mark Billings	39	2009
Mr. Billings has been President and Chief Executive Officer for Orex Exploration Inc. and Argex Silver Capital Inc. since 2007.  He served as Chief Financial Officer of Dynasty Gaming Inc. from 2006 to 2007 and Vice President of Corporate Finance with the Strategic Capital group of Desjardins Securities Inc. from 2004 to 2006.  In addition to serving on the board of directors for Orex Exploration and Argex Silver Capital, Mr. Billings serves on a number of other public company boards including AXQP Inc., Litewave Corporation, Caldera Resources Inc. and Ona Energy Inc.

Wayne D. Cockburn	52	2003
Mr. Cockburn has been Chief Executive Officer and President of the Company and its predecessor corporation for more than the past five years.  He also serves on the board of directors of Litewave Corporation.

Craig Lunsman	62	2007
Mr. Lunsman is the Managing Director of William Jamieson Group, Inc., a consulting group he founded in 1993 that provides securities valuation and corporate advisory services to public and private small cap companies.

Donald W. Paterson	76	2004
Since May 1986, Mr. Paterson has been President of Cavandale Corporation, a company principally engaged in providing strategic corporate consulting to emerging growth companies within the technology and healthcare industries.  Mr. Paterson currently serves on the board of directors of Angoss Software Corp., Homeserve Technologies Inc., Inc., NewGrowth Corp. and Utility Corp.

Messrs. Angelidis, Billings and Lunsman are “independent” directors under the listing standards for Nasdaq.

In 2008, the Board of Directors consisted of six persons, and will continue to consist of six persons through the Annual Meeting.  In March 2009, the Board of Directors determined to reduce the authorized number of directors to five effective as of the Annual Meeting, and did not nominate Stephen Schectman for re-election.  Mr. Schectman, age 61, has been a principal of NewHealth Solutions Group, a healthcare consulting firm, for more than the past five years.

Board and Committee Meetings

The Board of Directors held three meetings during 2008.  Each director other than Mr. Schectman attended at least 75% of all meetings of the Board of Directors and Board Committees on which he served during the period he was a director in 2008.

Board Committees

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.  The Board of Directors has adopted a written charter for each committee, and a copy of these charters is available on our website at  www.itechmedical.com.

Audit Committee.  The Audit Committee is comprised of three directors, Messrs. Lunsman (chairman), Angelidis and Paterson.  Messrs. Lunsman and Angelidis are “independent” under the listing standards for Nasdaq, but Mr. Paterson is not independent by virtue of the number of shares of Common Stock that he beneficially owns.  In addition, the Board of Directors has determined that Mr. Lunsman, a member of the Audit Committee, is an “audit committee financial expert,” as that term is defined in Regulation S-K of the Securities and Exchange Commission.  The Audit Committee met three times in 2008.

The functions of the Audit Committee and its activities during 2008 are described below under the heading “Report of the Audit Committee.”

Compensation Committee.  The Compensation Committee consists of Messrs. Angelidis (chairman), Lunsman and Paterson.  Messrs. Angelidis and Lunsman are “independent” under the listing standards for Nasdaq; but Mr. Paterson is not independent by virtue of the number of shares of Common Stock that he beneficially owns.  The Compensation Committee met once in 2008.

The Compensation Committee reviews and makes recommendations to our Board regarding the compensation and benefits of our directors and executive officers and administers the 2008 Stock Incentive Plan and establishes and administers other compensation and employee benefit policies.  The Compensation Committee reviews and approves the corporate goals and objectives relevant to the compensation of our Chief Executive Officer and the other officers for the upcoming year, evaluates individual current year performance in light of the established goals and recommends to the Board of Directors the annual compensation of the President and other executive officers, including salary and bonus targets, for the upcoming year.  The Compensation Committee reviews the evaluation process and compensation structure for other members of senior management and provides oversight regarding management’s decisions concerning the performance and compensation of such senior management personnel.  The Compensation Committee may receive and review reports from management regarding the status of director compensation in relation to other corporations or similar size and a peer industry survey group and make recommendations to the Board of Directors regarding changes in director compensation.  The Compensation Committee has the authority to retain, at the Company’s expense, a compensation consulting firm to assist in the evaluation of director or executive compensation and any legal and other advisor that it deems necessary.  The Compensation Committee may delegate any of its responsibilities to one or more subcommittees, each of which will be comprised of two or more members.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee consists of Messrs. Paterson (chairman), Angelidis and Lunsman.  Messrs. Angelidis and Lunsman are “independent” under the listing standards for Nasdaq; but Mr. Paterson is not independent by virtue of the number of shares of Common Stock that he beneficially owns.  The Nominating and Corporate Governance Committee met one time in 2008.

The Nominating and Corporate Governance Committee is responsible for identifying, evaluating, recruiting and recommending to the Board nominees for election to the Board by the stockholders, including annual evaluations relating to the renomination of incumbents and proposed nominees to fill vacancies that occur between annual meetings. In addition, the Nominating and Corporate Governance Committee reviews and makes recommendations to the Board regarding corporate governance matters, policies and practices.

Nominations for Director

The Board of Directors seeks to achieve a balance of knowledge, experience and capability on the Board.  When considering candidates for director, the Board of Directors takes into account a number of factors, including the following (although candidates need not possess all of the following characteristics and not all factors are weighted equally):

•	Ability to attend regular and special board and committee meetings and willingness to perform the duties of a director

•	Fine moral character, good personal and business reputation

•	Industry knowledge and contacts in industries served by the Company

•	Ability to be responsible, fair-minded, reliable, ethical and possess high integrity

•	Candidates from the local community who are well known and respected will be given preferential consideration

•	Prior experience on boards of directors

•	Senior-level management experience

•
Possession of specific skills in electronic data processing, internal auditing, accounting, personnel, finance, etc., and/or demonstrated business or financial institution consulting expertise and experience

The Board of Directors will periodically assess the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected due to retirement or otherwise.  If vacancies are anticipated, or otherwise arise, or the size of the Board of Directors is expanded, the Board of Directors will consider various potential candidates for director.  Candidates may come to the attention of the Board of Directors through current Board of Directors members or management, stockholders or other persons.  These candidates will be evaluated at regular or special meetings of the Board of Directors, and may be considered at any point during the year.

The Board of Directors will consider candidates for directors recommended by stockholders who follow the proper procedures in submitting the recommendation.  The Board of Directors will consider candidates recommended by stockholders using the same criteria it applies to candidates recommended by directors.  To be considered for election at an annual meeting, the recommendation must be submitted no later than December 31 of the year prior to the year in which the meeting will be held.  The recommendation must be in writing addressed to the Corporate Secretary and must include the following: (i) statement that the writer is a stockholder and is proposing a candidate for consideration by the Board; (ii) name and contact information for the candidate; (iii) statement of the candidate’s business and educational experience; (iv) information regarding each of the factors listed above (other than the factor regarding board size and composition) sufficient to enable the Board of Directors to evaluate the candidate; (v) statement detailing any relationship between the candidate and any competitor of the Company; (vi) detailed information about any relationship or understanding between the writer and the candidate; and (vii) statement that the candidate is willing to be considered and is willing to serve as a director if nominated and elected.

Compensation of Directors

Our directors did not receive any compensation for services in 2008 and have never received compensation for their services as director.  In 2004, our directors did receive options to purchase Common Stock for $0.25 per share from our predecessor corporation, which were assumed by the Company as part of the merger of the predecessor corporation into the Company.  As of December 31, 2008, the directors held options to purchase the following numbers of shares:  Mr. Angelidis—280,000 shares; Mr. Cockburn—1,060,200 shares; Mr. Lunsman—100,000 shares; Mr. Paterson—310,000 shares; and Mr. Schectman—915,000 shares.  Mr. Cockburn’s and Mr. Schectman’s options included options for services as officers of the Company.

We may from time to time grant options or sell stock to our directors.  We did not grant options or sell stock to our directors in 2008.

Director Attendance at Annual Meetings

We have scheduled a board meeting in conjunction with our Annual Meeting and expect that our directors will attend, absent a valid business or personal conflict.  This is our first Annual Meeting.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of the Board nominees.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

We are asking the stockholders to ratify our selection of Farber Hass Hurley LLP (“FHH”) as our independent auditors for the year ending December 31, 2009.  We are not required to seek such ratification, but our doing so because we believe seeking stockholder input on our selection is sound corporate governance.

FHH audited our financial statements for 2007 and 2008.  Aggregate fees billed to us by FHH for professional services rendered with respect to our 2007 and 2008 were as follows:
	2007	2008
Audit fees	$58,000	$64,000
Audit-related fees	--	--
Tax fees	--	--
All other fees	--	--

Our Audit Committee has not adopted any policies requiring it to pre-approve all services to be provided by our independent auditors.  As a practical matter, the only services we have received from our independent auditors are audit services, and our Audit Committee has pre-approved the engagement of our auditors in each instance.

Recommendation of the Board of Directors

Our Board of Directors recommends that you vote “FOR” the ratification of the selection of Farber Hass Hurley LLP as our independent auditors for the year ending December 31, 2009.

The ratification of the selection of FHH requires the affirmative vote of the holders of a majority of the number of shares voting on this matter.  If the stockholders do not ratify the selection, the adverse vote will be deemed to be an indication to the Audit Committee that it should consider selecting other independent auditors for 2009.  Because of the difficulty and expense of substituting accounting firms, it is the intention of the Audit Committee that the appointment of FHH for the year 2009 will stand unless, for a reason other than the adverse vote of the stockholders, the Audit Committee deems it necessary or appropriate to make a change.  The Audit Committee also retains the power to appoint another independent auditor at any time or from time to time if it determines it is in our best interests.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Impact Medical Solutions, Inc. specifically incorporates this Report by reference therein.

The Audit Committee oversees the financial reporting process on behalf of the Board of Directors.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission and the unaudited financial statements included with Quarterly Reports on Form 10-Q filed with the Commission.

The Audit Committee met and discussed with management and the independent auditors the matters required to be discussed by Statements on Accounting Standards (SAS) No. 61.  These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements.  In addition, the Audit Committee has discussed with the independent auditors their independence from Impact Medical Solutions, Inc. and has received the written letter from the independent auditors required by Independence Standards Board Standard No. 1.

The Audit Committee also met and discussed with the independent auditors issues related to the overall scope and objectives of the audit, Impact Medical Solutions’ internal controls and critical accounting policies, and the specific results of the audit.  Management was present at part of some of these meetings.  Lastly, the Audit Committee met with management and discussed the engagement of the independent auditors.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the our Annual Report on Form 10-K for the year ended December 31, 2008.

Management is responsible for Impact Medical Solutions’ financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles.  Impact Medical Solutions’ independent auditors are responsible for auditing those financial statements.  The Audit Committee’s responsibility is to monitor and review these processes.  It is neither the Committee’s duty nor responsibility to conduct auditing or accounting reviews or procedures.  Members of the Audit Committee are not employees of Impact Medical Solutions and may not be, and do not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing.  Therefore, members have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on Impact Medical Solutions’ financial statements.  The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, consultations and discussions with management and the independent auditors do not assure that Impact Medical Solutions’ financial statements are presented in accordance with generally accepted accounting principles, that the audit of Impact Medical Solutions’ financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent auditors are in fact “independent.”

Respectfully Submitted,

Craig Lunsman, Chairman
George Angelidis
Donald W. Paterson

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table provides information as of the record date regarding the Common Stock owned by: (i) each person we know to beneficially own more than 5% of our outstanding Common Stock; (ii) each of our directors; (iii) each of our executive officers named in the Summary Compensation Table included in this Proxy Statement; and (iv) all of our executive officers and directors as a group.  Except as may be indicated in the footnotes to the table and subject to applicable community property laws, to our knowledge each person identified in the table has sole voting and investment power with respect to the shares shown as beneficially owned.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned		Percent of Class(2)
Donald W. Paterson	9,607,485	(3)	43.0%
Wayne D. Cockburn	9,140,915	(4)(5)	41.6%
MPR Health Systems, Inc. 24 Elgin Avenue Toronto, Ontario M5R 1G6 Canada	7,906,215		38.1%
Vespa Family Entities 1075 Old Mohawk Road Lancaster, Ontario L9G 3K9, Canada	2,100,000		10.1%
Stephen Schectman	915,000	(6)	4.2%
Mark Billings	755,714		3.6%
George Angelidis	715,000	(7)	3.3%
Alan J. Goldman	711,200	(8)	3.3%
Steeve Asselin	412,200	(9)	2.0%
Craig Lunsman	285,000		1.4%
All directors and executive officers as a group (8 persons)	14,636,299	(10)	70.6%

(1)
The business address of each director and executive officer (each person identified in the table for whom addresses are not included) is c/o Impact Medical Solutions, Inc., 17011 Beach Boulevard, Suite 900, Huntington Beach, CA 92647.

(2)	Percent of class for each stockholder is based on number of outstanding shares of Common Stock plus number of shares that may be acquired by that stockholder upon exercise of options.

(3)
Includes: (i) 7,861,215 shares held by MPR Health Systems, Inc. and 45,000 shares that may be acquired upon exercise of warrants  held by MPR Health Systems, Inc., with respect to which Mr. Paterson may be deemed to share with Mr. Cockburn voting and investment power by virtue of being a director of that corporation; (ii) 100,000 shares held by Cavandale Corporation, and 310,000 shares that may be acquired upon exercise of an option held by Cavandale Corporation, of which Mr. Paterson is the President and sole stockholder.

(4)
Includes 7,861,215 shares and 45,000 warrants held by MPR Health Systems, Inc.  Mr. Cockburn may be deemed to share voting and investment power with respect to these shares by virtue of being a director and the chief executive officer of that corporation.

(5)	Includes 1,060,200 shares that may be acquired upon exercise of an option.

(6)	Includes 915,000 shares that may be acquired upon exercise of an option.

(7)	Includes 280,000 shares that may be acquired upon exercise of an option.

(8)	Includes 511,200 shares that may be acquired upon exercise of an option.

(9)	Includes 412,200 shares that may be acquired upon exercise of an option.

(10)	Includes shares in footnotes (3), (4), (5), (6), (7), (8) and (9).

COMPLIANCE WITH SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and 10% stockholders to file reports with the Securities and Exchange Commission on changes in their beneficial ownership of Common Stock and to provide us with copies of the reports.  We believe that all of these persons filed all required reports on a timely basis in 2008.

EXECUTIVE OFFICERS

In addition to Mr. Cockburn, our Chief Executive Officer and Chief Financial Officer, we have two other executive officers each of whom has been with the Company or its predecessor for more than the past five years.

Name	Age	Position
Alan J. Goldman, M.D.	63	Vice President, Clinical and Medical Affairs
Steeve Asselin	46	Vice President, Research and Development

EXECUTIVE COMPENSATION

Overview

Our Board of Directors determines executive compensation.  In determining executive compensation, our Board considers the recommendations of its Compensation Committee.

Given our financial condition, executive compensation for past several years has consisted solely of salary in the amount of $90,000 per year for each of the executive officers.

Summary Compensation Table

The following table shows certain information regarding total compensation for 2007 and 2008 for the Chief Executive Officer/Chief Financial Officer and the two other most highly compensated executive officers of the Company (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	All Other Compensa- tion ($)	Total ($)

Wayne D. Cockburn	2008	$90,000	--	$90,000
Chief Executive Officer	2007	$90,000	--	$90,000
Chief Financial Officer
Alan J. Goldman, M.D.	2008	$90,000	--	$90,000
Vice President, Clinical	2007	$90,000	--	$90,000
and Medical Affairs
Steeve Asselin	2008	$90,000	--	$90,000
Vice President, Research	2007	$90,000	--	$90,000
and Development

Because of our limited cash resources, of the $270,000 annual salary for the Named Executive Officers in of 2008 and 2007, we paid only $110,750 and $153,750, respectively and accrued the remaining salaries.

We have no employment agreements with any of our executive officers.

Plan-Based Awards

We granted no plan-based awards in 2008.

The following table provides information concerning plan-based awards outstanding as of December 31, 2008 for each Named Executive Officer who had an outstanding plan-based award at that date.

Outstanding Options at December 31, 2008

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#)Unexercisable	Option Exercise Price ($)	Option Expiration Date
Wayne D. Cockburn	1,060,200	--	$0.25	3/10/14
Alan J. Goldman, M.D.	511,200	--	$0.25	3/10/14
Steeve Asselin	412,200	--	$0.25	3/10/14

No Named Executive Officer exercised options in 2008.

TRANSACTIONS WITH RELATED PERSONS

There have been no transactions that would be considered “transactions with related persons” that are required to be disclosed in this Proxy Statement pursuant to Item 404 of Regulation S-K pf the Securities and Exchange Commission.

CODE OF ETHICS

We have a code of ethics that applies to our directors, officers and employees.  Our code of ethics is available at our web site, at www.itechmedical.com, or we will provide without charge a copy of the code of ethics to any person who so requests by a letter addressed to the Corporate Secretary, Impact Medical Solutions, Inc., 17011 Beach Boulevard, Suite 900, Huntington Beach, CA 92647.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Stockholders who want to communicate with the Board of Directors or any individual director should write to: Corporate Secretary, Impact Medical Solutions, Inc., 17011 Beach Boulevard, Suite 900, Huntington Beach, CA 92647.  The letter should indicate that you are a stockholder of Impact Medical Solutions, Inc. and set forth the number of shares you hold and how the shares are held if they are not registered in your name.  Depending upon the subject matter, the Corporate Secretary will:

•	Forward the communication to the director or directors to whom it is addressed;

•	Delegate the inquiry to management where it is a request for information about Impact Medical Solutions or a stock-related matter; or

•	Not forward the communication, if it is primarily commercial in nature, or if it relates to an improper or irrelevant topic, or is repetitive or redundant.

STOCKHOLDER PROPOSALS

We anticipate holding our next Annual Meeting in June 2010.  If you wish to submit proposals to be included in our proxy statement for the 2010 Annual Meeting of Stockholders, we must receive them on or before January 15, 2010.  Please address your proposals to: Corporate Secretary, Impact Medical Solutions, Inc., 17011 Beach Boulevard, Suite 900, Huntington Beach, CA 92647.

OTHER MATTERS

Management does not know of any matters to be presented at the Annual Meeting other than those set forth above.  However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendation of the Board of Directors and authority to do so is included in the proxy.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

We will furnish without charge a copy of our Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission, including the financial statements and financial statement schedules thereto, to any stockholder who so requests by writing to: Corporate Secretary, Impact Medical Solutions, Inc., 17011 Beach Boulevard, Suite 900, Huntington Beach, CA 92647.  You can also access our Form 10-K online at www.itechmedical.com.

By Order of the Board of Directors Wayne D. Cockburn, Chief Executive Officer

PROXY

IMPACT MEDICAL SOLUTIONS, INC.

ANNUAL MEETING OF STOCKHOLDERS

Friday, June 12, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
IMPACT MEDICAL SOLUTIONS, INC.

The undersigned hereby appoints Wayne D. Cockburn and Donald W. Paterson, and each of them, the proxy or proxies of the undersigned with full powers of substitution to each to attend the 2009 Annual Meeting of Stockholders of Impact Medical Solutions, Inc. (the “Company”) to be held on Friday, June 12, 2009 at the Delta Centre-Ville Hotel, 777 rue University, Montreal, Quebec, H3C 3Z7, Canada, beginning at 10:00 a.m. (EST), and any adjournments thereof, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on the reverse side, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set forth in the Proxy Statement dated May __, 2009.

(Please mark your choice like this ☒ in black or blue ink.)

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE:

“FOR” ALL NOMINEES

and

 “FOR” RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

1.	Election of the following nominees as directors:

George Angelidis	Wayne D. Cockburn
Mark Billings	Craig Lunsman
Donald W. Paterson

☐ FOR	☐ WITHHOLD

(Authority to vote for any nominee may be withheld by lining through or otherwise striking out the name of such nominee.)

2.	Ratification of the selection of Farber Hass Hurley LLP as independent auditors:

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Upon such other matters as may properly come before the Meeting or any adjournments thereof.

(This proxy is continued on the reverse side. Please date, sign and return promptly.)

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K OF IMPACT MEDICAL SOLUTIONS, INC.

(Signature should be exactly as name or names appear on this proxy.  If stock is held jointly, each holder should sign.  If signature is by attorney, executor, administrator, trustee or guardian, please give full title.)

Date: _________________________________________, 2009
__________________________________________________ Signature __________________________________________________ Signature if held jointly
I plan to attend the Meeting: Yes ☐ No ☐

This proxy will be voted FOR the nominees and FOR ratification of the selection of independent auditors unless otherwise indicated, and in the discretion of the proxies on all other matters properly brought before the Meeting.